Exhibit 99.1

STONEMOR INC. REPORTS FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS

BENSALEM, PA – March 23, 2021 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the fourth quarter and year ended December 31, 2020.  Investors are encouraged to read the Company’s annual report on Form 10-K when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

FOURTH QUARTER AND FULL YEAR 2020 FINANCIAL PERFORMANCE

•

Revenues for the fourth quarter were $74.9 million compared to $58.3 million in the fourth quarter in the prior year. Full year revenues were $279.5 million compared to $257.2 million in the prior year period.

•

Cemetery segment operating income for the fourth quarter was $10.9 million compared to an operating loss of $0.6 million in the fourth quarter in the prior year, representing an increase of $11.5 million. Full year cemetery segment operating profit was $35.0 million compared to $8.0 million in the prior year period, representing an increase of $27.0 million.

•

Funeral home segment operating income for the fourth quarter was $1.5 million compared to $0.9 million in the fourth quarter in the prior year, representing an increase of $0.6 million. Full year funeral home segment operating profit was $5.0 million compared to $4.0 million in the prior year period, representing an increase of $1.0 million.

•

Corporate overhead expense decreased to $9.0 million in the fourth quarter compared to $13.0 million in the fourth quarter in the prior year.  Full year corporate overhead expense decreased to $36.0 million compared to $51.1 million in the prior year period.

•

Fourth quarter operating income was $3.4 million, compared to an operating loss of $17.4 million in the fourth quarter in the prior year.  Full year operating income was $3.3 million, compared to an operating loss of $47.9 million in the prior year period.

•

Fourth quarter net loss from continuing operations was $5.7 million compared to $52.4 million in the fourth quarter in the prior year. Full year net loss from continuing operations was $37.3 million compared to $154.7 million in the prior year period. Full year net loss from continuing operations in the prior year period included a loss on impairment of goodwill of $24.9 million and a loss on debt extinguishment of $8.5 million.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “The groundwork that was laid with our transformation initiatives, allowed StoneMor to produce another very strong quarter financially, while weathering the surge in the COVID-19 pandemic. We saw 29% year-over-year revenue growth, driven by a strong sales performance including a 20% increase in pre-need sales production.  The revenue growth coupled with the continued focus on our operating initiatives and cost structure resulted in Adjusted EBITDA of $5.5 million in the fourth quarter, an increase of $16.1 million versus prior year.”

LIQUIDITY UPDATE

As of December 31, 2020, the Company had $60.1 million of cash, including $20.8 million of restricted cash, and $321.0 million of total debt.

“During the fourth quarter of 2020, StoneMor generated unlevered free cash flow of $4.9 million and increased the value of its trust assets by $45.6 million (net of income and principal distributions) resulting in a further deleveraging of our balance sheet,” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “Looking ahead to 2021, we have issued targets of $40 million in unlevered free cash flow and $50 million in growth in our trust assets (net of income and principal distributions).  From a financial standpoint, we are focused on cash generation and trust asset growth as our key levers for long-term shareholder value creation.”

Redling added “With the recent financial success, we are excited about our positioning for the future of this Company, but we’re not done fixing the business either, as there remain many initiatives in front of us.  A great deal of thanks must be sent to our team that has persevered through a difficult environment to deliver this success for us and the communities and families that we serve.”

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, March 23, 2021 at 4:30 p.m. Eastern Time.  The conference call can be accessed by calling (877) 308-6987.  No reservation number is necessary; however, due to the on-going pandemic, it is advised that interested parties access the call-in number 5 to 10 minutes prior to the scheduled start time to avoid delays.  StoneMor will also host a live webcast of this conference call.  Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Bensalem, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 313 cemeteries and 80 funeral homes in 26 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding continued implementation of the Company’s performance and cost structure improvement efforts and the anticipated financial impact thereof, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the recent coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, purchasers of additional properties, uncertainties associated with the cash flow from pre-need  and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including adjusted operating income, EBITDA, adjusted EBITDA, field EBITDA, unlevered cash provided by operating activities and unlevered free cash flow, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below (in thousands):

ADJUSTED OPERATING INCOME (LOSS)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Operating income (loss) from continuing operations	$3,386	$(17,374)	$3,341	$(47,928)
Less: Other gains (losses), net	129	(4,355)	129	(7,913)
Adjusted operating income (loss)	$3,257	$(13,019)	$3,212	$(40,015)

EBITDA, ADJUSTED EBITDA AND FIELD EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net loss from continuing operations	$(5,677)	$(52,373)	$(37,341)	$(154,718)
Income tax benefit (expense)	(1,522)	23,363	(4,855)	28,204
Interest expense	10,585	11,636	45,537	45,246
Depreciation and amortization	2,277	2,498	9,152	10,154
EBITDA	5,663	(14,876)	12,493	(71,114)
Less: Other gains (losses), net	129	(4,355)	129	(7,913)
Less: Loss on debt extinguishment	—	—	—	(8,478)
Less: Loss on impairment of goodwill	—	—	—	(24,862)
Adjusted EBITDA	5,534	(10,521)	12,364	(29,861)
Less: Investment and other income	14,168	10,072	43,732	36,998
Plus: Corporate overhead	8,956	12,962	35,975	51,107
Field EBITDA	$322	$(7,631)	$4,607	$(15,752)

UNLEVERED CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES AND UNLEVERED FREE CASH FLOW

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Net cash provided by (used in) operating activities	$(2,425)	$(11,231)	$1,360	$(37,986)
Cash interest payments	8,851	7,795	29,212	32,239
Unlevered cash provided by (used in) operating activities	6,426	(3,436)	30,572	(5,747)
Less: cash paid for capital expenditures	1,576	675	6,360	6,418
Unlevered free cash flow	$4,850	$(4,111)	$24,212	$(12,165)

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	December 31,	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$39,244	$34,867
Restricted cash	20,846	21,900
Accounts receivable, net of allowance	57,869	54,014
Prepaid expenses	5,290	4,619
Assets held for sale	28,575	136,695
Other current assets	16,884	16,882
Total current assets	168,708	268,977

Long-term accounts receivable, net of allowance	75,301	72,808
Cemetery property	299,526	300,486
Property and equipment, net of accumulated depreciation	83,496	91,611
Merchandise trusts, restricted, at fair value	501,453	477,165
Perpetual care trusts, restricted, at fair value	312,228	314,400
Deferred selling and obtaining costs	116,900	110,684
Deferred tax assets	9	81
Intangible assets, net	55,094	56,246
Other assets	22,248	26,910
Total assets	$1,634,963	$1,719,368

Liabilities and Owners' Equity
Current liabilities:
Accounts payable and accrued liabilities	$51,718	$54,854
Liabilities held for sale	23,406	101,704
Accrued interest	95	125
Current portion, long-term debt	317	374
Total current liabilities	75,536	157,057

Long-term debt, net of deferred financing costs	320,715	367,963
Deferred revenues	949,164	899,989
Deferred tax liabilities	29,652	34,613
Perpetual care trust corpus	312,228	314,400
Other long-term liabilities	40,081	47,836
Total liabilities	1,727,376	1,821,858
Commitments and contingencies

Owners' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 117,871,141 and 94,447,356 shares issued and outstanding, respectively	1,178	944
Paid-in capital in excess of par value	(85,232)	(103,434)
Accumulated deficit	(8,359)	—
Total owners' equity	(92,413)	(102,490)
Total liabilities and owners' equity	$1,634,963	$1,719,368

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenues:
Cemetery:
Interments	$16,311	$12,345	$67,853	$57,010
Merchandise	15,682	11,497	60,600	59,938
Services	18,045	14,361	65,701	62,676
Investment and other	14,168	10,072	43,732	36,998
Funeral home:
Merchandise	5,536	4,792	21,637	19,682
Services	5,164	5,213	20,016	20,938
Total revenues	74,906	58,280	279,539	257,242
Costs and Expenses:
Cost of goods sold	11,812	8,216	40,119	37,088
Cemetery expense	18,279	16,010	68,654	69,828
Selling expense	12,292	13,279	49,668	53,710
General and administrative expense	9,298	9,764	37,970	40,830
Corporate overhead	8,956	12,962	35,975	51,107
Depreciation and amortization	2,277	2,498	9,152	10,154
Funeral home expenses:
Merchandise	1,602	1,418	5,872	5,725
Services	4,398	4,255	18,078	17,144
Other	2,735	2,897	10,839	11,671
Total costs and expenses	71,649	71,299	276,327	297,257

Other gains (losses), net	129	(4,355)	129	(7,913)
Operating income (loss)	3,386	(17,374)	3,341	(47,928)
Interest expense	(10,585)	(11,636)	(45,537)	(45,246)
Loss on debt extinguishment	—	—	—	(8,478)
Loss on goodwill impairment	—	—	—	(24,862)
Loss from continuing operations before income taxes	(7,199)	(29,010)	(42,196)	(126,514)
Income tax benefit (expense)	1,522	(23,363)	4,855	(28,204)
Net loss from continuing operations	(5,677)	(52,373)	(37,341)	(154,718)
Discontinued operations:
Income from operations of discontinued businesses	86	15	28,982	2,776
Income tax expense	—	—	—	—
Net income from discontinued operations	86	15	28,982	2,776
Net loss	$(5,591)	$(52,358)	$(8,359)	$(151,942)

Net loss from continuing operations per common share (basic)	$(0.05)	$(1.24)	$(0.35)	$(3.91)
Net income from discontinued operations per common share (basic)	0.00	0.00	0.27	0.07
Net loss per common share (basic)	$(0.05)	$(1.23)	$(0.08)	$(3.84)

Net loss from continuing operations per common share (diluted)	$(0.05)	$(1.24)	$(0.35)	$(3.90)
Net income from discontinued operations per common share (diluted)	0.00	0.00	0.27	0.07
Net loss per common share (diluted)	$(0.05)	$(1.23)	$(0.08)	$(3.83)

Weighted average number of common shares outstanding - basic	117,862	42,401	106,991	39,614
Weighted average number of common shares outstanding - diluted	117,955	42,401	107,001	39,677

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Year Ended December 31,
	2020	2019
Cash Flows From Operating Activities:
Net loss	$(8,359)	$(151,942)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Cost of lots sold	5,796	7,027
Depreciation and amortization	9,395	10,782
Provision for bad debt	6,275	7,559
Non-cash compensation expense	1,481	3,623
Loss on debt extinguishment	—	8,478
Loss on goodwill impairment	—	24,862
Non-cash interest expense	17,884	18,095
Gain on sale of businesses	(29,429)	—
Other (gains) losses, net	(129)	8,106
Changes in assets and liabilities:
Accounts receivable, net of allowance	(20,453)	(8,633)
Merchandise trust fund	(25,988)	(17,916)
Other assets	1,675	(56)
Deferred selling and obtaining costs	(6,376)	(3,598)
Deferred revenues	61,611	36,656
Deferred taxes, net	(4,888)	27,943
Payables and other liabilities	(7,135)	(8,972)
Net cash provided by (used in) operating activities	1,360	(37,986)
Cash Flows From Investing Activities:
Cash paid for capital expenditures	(6,360)	(6,418)
Proceeds from divestitures	57,343	6,255
Net cash provided by (used in) investing activities	50,983	(163)
Cash Flows From Financing Activities:
Proceeds from issuance of Series A Preferred Stock - related party	8,800	—
Proceeds from issuance of Common Stock - related party	8,200	—
Proceeds from issuance of redeemable convertible preferred units	—	12,500
Proceeds from issuance of redeemable convertible preferred units - related party	—	45,000
Proceeds from borrowings	3,672	406,087
Repayments of debt	(63,915)	(366,905)
Principal payment on finance leases	(1,561)	(1,464)
Cost of financing activities	(4,170)	(17,396)
Reduction to GP Holdings' Merger consideration due to SEC settlement - related party	—	(250)
Units repurchased related to unit-based compensation	(46)	(803)
Net cash (used in) provided by financing activities	(49,020)	76,769
Net increase in cash, cash equivalents and restricted cash	3,323	38,620
Cash, cash equivalents and restricted cash—Beginning of period	56,767	18,147
Cash, cash equivalents and restricted cash—End of period	$60,090	$56,767
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$29,212	$32,239
Cash paid during the period for income taxes	1,154	1,419
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$3,187	$3,638
Operating cash flows from finance leases	421	495
Financing cash flows from finance leases	1,561	1,464
Non-cash investing and financing activities:
Acquisition of assets by financing	$62	$2,277
Accrued paid-in-kind interest on Senior Secured Notes (defined within)	10,572	7,867